The Union Central Life Insurance Company

("Union Central Life")

Carillon Life Account

Carillon Account

("Separate Accounts")

Supplement to:

Excel Choice and Excel Executive Edge

Prospectuses Dated November 5, 2007

Excel Accumulator

Prospectus Dated May 1, 2008

VA I and VA II and VA II SA

Prospectuses Dated December 31, 2009

Excel Performance VUL

Prospectus Dated May 1, 2010

Advantage VA III

Prospectus Dated May 1, 2012

Supplement Dated February 7, 2014

The Boards of Directors of Union Central Life and Ameritas Life Insurance Corp. ("Ameritas Life") approved an Agreement and Plan of Merger on December 5, 2013 ("Agreement").  Pursuant to the Agreement, Union Central Life will merge with and into Ameritas Life on or about July 1, 2014 (the "Merger").  Union Central Life is currently a wholly-owned subsidiary of Ameritas Life and both companies are indirect, wholly-owned subsidiaries of Ameritas Mutual Holding Company.

The Merger also has been approved by the Nebraska Department of Insurance, the domicile state of both companies.

When the Merger becomes effective, Ameritas Life will assume legal ownership of all the assets of the Carillon Account and the Carillon Life Account, as well as the general account assets of Union Central Life, and become directly liable for Union Central Life’s obligations with respect to outstanding contracts.  The owner of each Union Central Life variable life insurance and variable annuity contract (the “Contracts”) will become a contract owner of Ameritas Life by operation of law.  Ameritas Life will become directly liable for Union Central Life’s obligations with respect to the Contracts then outstanding.  Ameritas Life’s contractual obligations to you will be identical to those obligations that Union Central Life currently has to you.

The Merger will not affect the terms of, or the rights and obligations under, the Contracts, other than to reflect the change to the company that provides your Contract benefits from Union Central Life to Ameritas Life.

You will receive a contract endorsement from Ameritas Life reflecting the change from Union Central Life to Ameritas Life. In addition, new registration statements will be filed with the Securities and Exchange Commission changing the depositor of your Contract to Ameritas Life, and updated information will be sent to all former Union Central Life contract owners after the Merger becomes effective.

All other Contract provisions remain as stated in the policies and prospectuses, as previously supplemented.

Please retain this supplement with the current prospectus for your variable Contract.

If you do not have a current prospectus, please contact Union Central Life at 1-800-319-6902.

IN 1775 2/14